                           MFS WORLD GOVERNMENTS FUND
                       (A SERIES OF MFS SERIES TRUST VII)
           500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                               617 o 954-5000


                                                              January 25, 1996

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  MFS SERIES TRUST VII (FILE NO. 811-3090), ON BEHALF OF
          MFS WORLD GOVERNMENTS FUND
          ------------------------------------------------------
Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated November 30, 1995 of MFS World Governments Fund.

                                                  Very truly yours,

                                                  LORRAINE K. GRIP

                                                  Lorraine K. Grip
                                                  Senior Production Editor

LKG/kha

MFS Logo                                                     ANNUAL REPORT FOR
                                                                    YEAR ENDED
                                                             NOVEMBER 30, 1995




MFS [Registration Mark] WORLD GOVERNMENTS FUND

Front cover
A photo of two airplanes.

MFS [Registration Mark] WORLD GOVERNMENTS FUND

TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment adviser)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Leslie J. Nanberg*
Richard O. Hawkins

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.

(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.


[DALBAR LOGO]



                                TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score - on a scale of 1 to 4 - in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

The past year has been a good period for most fixed-income markets around the world. For the 12 months ended November 30, 1995, Class A shares of the Fund provided a total return of +13.93%, Class B shares +13.01%, and Class C shares +13.11%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to an +18.12% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. Our overweighting in core European markets and Japan contributed to positive performance against the Morgan Index, while our underweighting in the U.S. mar ket in the first part of the year had a negative effect on bond performance. A discussion of other factors which contributed to the Fund's performance may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this rate of growth is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Markets

As in the United States, a pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the mark and the yen has added some strength to the economies of Europe and Japan, our outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which price competition is intense.

On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

Portfolio Performance and Strategy

As we anticipated, the dollar did recover somewhat during the last six months. However, we believe the dollar cannot begin a long-term rally until the United States becomes less reliant on foreign capital to finance its investments. For the next year, we anticipate that the dollar's overall trend will remain downward, although slow U.S. growth, if it continues, could lead to a cyclical reduction in our borrowing of foreign capital, taking some of the pressure off the dollar.

     The majority of our foreign-based holdings remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation and declining official interest rates and remain an important anchor to our foreign holdings. Other European markets, such as Denmark, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Fund has increased both its bond and currency weightings in these markets. We believe the first part of next year could be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates.

     In addition to these economic developments, European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds because lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures on the bond market.

     In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan, which has been neutral for much of the past year, will most likely be reduced in the coming year.

     The high returns of the U.S. market have been echoed in other U.S. dollar-bloc markets. Australia, New Zealand and Canada have all contributed to performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market and represents good value. As long as the outlook for U.S. bonds remains positive, we believe these related markets should outperform the U.S. Market.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[Signature]                                         [Signature]

A. Keith Brodkin                                    Leslie J. Nanberg
Chairman and President                              Portfolio Manager

December 13, 1995


Note to Shareholders: Effective January 1, 1996, Richard O. Hawkins succeeds Mr. Nanberg as Portfolio Manager of the Fund. He has also assumed the position of director of the International Fixed Income Department at MFS. Mr. Nanberg will continue in his role as chief fixed income officer, overseeing the implementation of the overall fixed-income strategy at MFS, while Mr. Hawkins will maintain his current responsibilities as co-manager of MFS Intermediate Income Fund and MFS Intermediate Income Trust.

PORTFOLIO MANAGER PROFILES

Leslie Nanberg joined MFS in 1980 as a member of the Fixed Income Department. He is a graduate of the University of Illinois, and holds graduate degrees from Northwestern University and the Northwestern University Graduate School of Management. He was named Assistant Vice President - Investments in 1981, Vice President - Investments in 1983 and Senior Vice President in 1986. Mr. Nanberg has senior responsibility for all fixed-income assets under MFS management.

Richard Hawkins joined MFS in 1988 as a member of the Fixed Income Department. He is a graduate of Brown University, and received a Masters in Business Administration degree from the University of Pennsylvania's Wharton School of Business. He was named Vice President in 1991 and Senior Vice President in 1994. As of January 1, 1996, Mr. Hawkins will be director of the International Fixed Income Department as well as Portfolio Manager of the Fund.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek not only preservation but also growth of capital, together with moderate current income. The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

The Fund varies the percentage of assets invested in securities issued in relation to the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund may also invest in U.S. securities. In addition, the Fund may engage in options and futures transactions and enter into forward foreign currency exchange contracts.

PERFORMANCE

The information below on the following page illustrates the historical performance of MFS World Governments Fund Class A shares in comparison to various market indicators. Fund results in the graphs reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains. Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.




GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the five-year period ended November 30, 1995. The graph is scaled from $8,000 to $18,000 in $2,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS World Governments Fund (Class A), a second line of short dashes represents the Salomon Brothers World Government Bond Index, a third line of very-short dashes represents the J.P. Morgan Global Government Bond Index, and a fourth line of medium-short dashes represents the Consumer Price Index.

    MFS World Governments Fund (Class A)                     $13,882
    Salomon Brothers World Government Bond Index             $16,855
    J.P. Morgan Global Government Bond Index                 $16,350
    Consumer Price Index                                     $11,480

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the ten-year period ended November 30, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are three lines drawn to scale. One is a solid line representing MFS World Governments Fund (Class A), a second line of short dashes represents the Salomon Brothers World Government Bond Index, a third line of medium-short dashes represents the Consumer Price Index.

    MFS World Governments Fund (Class A)                     $30,378
    Salomon Brothers World Government Bond Index             $30,269
    Consumer Price Index                                     $14,089


AVERAGE ANNUAL TOTAL RETURNS

                                                           1 year    3 years    5 years   10 years
====================================================================================================
MFS World Governments Fund (Class A)
    including 4.75% sales charge                          + 8.50%    + 6.46%    + 6.78%    +11.71%
----------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class A) at net asset value   +13.93%    + 8.21%    + 7.82%    +12.25%
----------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B) with CDSC+           + 9.01%       --         --      + 2.30%*
----------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B) without CDSC         +13.01%       --         --      + 3.50%*
----------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class C)                      +13.11%       --         --      + 2.73%#
----------------------------------------------------------------------------------------------------
Average General World Income Fund                         +13.97%    + 8.01%    + 7.87%    + 8.47%
----------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index++            +18.13%    +11.17%    +11.01%    +11.75%
----------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index**                +18.12%    +10.59%    +10.33%       --
----------------------------------------------------------------------------------------------------
Consumer Price Index                                      + 2.61%    + 2.65%    + 2.80%    + 3.49%
----------------------------------------------------------------------------------------------------

   + These returns reflect the current Class B contingent deferred sales charge (CDSC) of 4% for the
     1-year period and 3% for the period commencing September 7, 1993.

  ++ The Salomon Brothers World Government Bond Index is market-value weighted and includes straight issue bonds from the complete universes of 14 government sectors with remaining maturities of at least one year.

   * For the period from the commencement of offering of Class B shares, September 7, 1993 to
     November 30, 1995.

  ** The J.P. Morgan Global Government Bond Index has not been in existence for 10 years. The index is an aggregate index of activity traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year.

   # For the period from the commencement of offering of Class C shares, January 3, 1994 to November
     30, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

[ss] The Consumer Price Index is a popular measure of change in prices.


In the previous table, we have included the average annual total returns of all general world income funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended November 30, 1995, distributions from long-term capital gains are $17,680,157.

PORTFOLIO OF INVESTMENTS - November 30, 1995

Bonds - 105.9%
================================================================================
                                                  Principal Amount
Issuer                                            (000 Omitted)         Value
--------------------------------------------------------------------------------
Foreign Denominated - 59.1%
  Australia - 6.0%
    Commonwealth of Australia, 9.75s, 2002    AUD           7,610  $  6,140,839
    Commonwealth of Australia, 9.5s, 2003                  15,000    12,015,026
    Queensland Treasury Corp., 8s, 2001                    11,600     8,615,318
                                                                   ------------
                                                                   $ 26,771,183
--------------------------------------------------------------------------------
  Canada - 3.8%
    Government of Canada, 8.5s, 2000          CAD           1,500  $  1,178,169
    Government of Canada, 9.75s, 2001                      18,500    15,531,234
                                                                   ------------
                                                                   $ 16,709,403
--------------------------------------------------------------------------------
  Czech Republic - 0.6%
    Czech Electric, 16.5s, 1998               CZK          66,000  $  2,628,691
--------------------------------------------------------------------------------
  Denmark - 5.9%
    Danish Nykredit, 9s, 2026                 DKK               1  $        181
    Kingdom of Denmark, 9s, 1998                           54,720    10,575,650
    Kingdom of Denmark, 9s, 2000                           39,600     7,806,160
    Kingdom of Denmark, 8s, 2001                           42,480     8,059,861
                                                                   ------------
                                                                   $ 26,441,852
--------------------------------------------------------------------------------
  France - 4.4%
    Government of France, 7s, 1999            FRF          42,180  $  8,740,610
    Government of France, 7.75s, 2000                      51,810    11,001,180
                                                                   ------------
                                                                   $ 19,741,790
--------------------------------------------------------------------------------
  Germany - 11.7%
    German Unity Fund, 8.5s, 2001             DEM          10,605  $  8,368,896
    Republic of Germany, 6.5s, 2003                        21,990    15,703,886
    Republic of Germany, 6.875s, 2005                      38,545    27,939,462
                                                                   ------------
                                                                   $ 52,012,244
--------------------------------------------------------------------------------
  Italy - 6.3%
    Republic of Italy, 8.5s, 1999             ITL      26,235,000  $ 15,509,515
    Republic of Italy, 9.5s, 1999                       7,535,000     4,508,740
    Republic of Italy, 8.5s, 2004                      14,945,000     8,018,675
                                                                   ------------
                                                                   $ 28,036,930
--------------------------------------------------------------------------------
  Netherlands - 7.9%
    Dutch State Loan, 6.25s, 1998             NLG           4,820  $  3,113,184
    Government of Netherlands, 8.25s, 2007                 45,153    32,162,482
                                                                   ------------
                                                                   $ 35,275,666
--------------------------------------------------------------------------------
  New Zealand - 3.4%
    Government of New Zealand, 10s, 2002      NZD          20,000  $ 14,957,239
--------------------------------------------------------------------------------
  Spain - 6.1%
    Government of Spain, 10.9s, 2003          ESP       1,665,000  $ 14,027,166
    Government of Spain, 10.5s, 2003                    1,610,400    13,299,385
                                                                   ------------
                                                                   $ 27,326,551
--------------------------------------------------------------------------------
  United Kingdom - 3.0%
    United Kingdom Gilts, 8s, 2000            GBP           8,400  $ 13,455,994
--------------------------------------------------------------------------------
Total Foreign Denominated                                          $263,357,543
--------------------------------------------------------------------------------

================================================================================
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
--------------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 3.7%
    Federative Republic of Brazil,
      Floating Rate, 2024                              $   10,500  $  6,234,375
    Republic of Argentina, Floating Rate, 2005              6,000     3,922,500
    United Mexican States, "A," Floating Rate, 2019         6,250     4,304,687
    United Mexican States," A," 6.25s, 2019                 3,500     2,148,125
                                                                   ------------
                                                                   $ 16,609,687
--------------------------------------------------------------------------------
U.S. Dollar Denominated - 43.1%
  Government National Mortgage Association - 5.9%
    GNMA, 8s, 2025                                     $   25,427  $ 26,308,438
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 37.2%
    U.S. Treasury Notes, 9.375s, 1996                  $   33,000  $ 33,453,750
    U.S. Treasury Notes, 7.25s, 2004                       20,040    21,997,106
    U.S. Treasury Notes, 5.875s, 2005                      64,500    65,040,625
    U.S. Treasury Notes, 6.5s, 2005                        43,160    45,418,994
                                                                   ------------
                                                                   $165,910,475

--------------------------------------------------------------------------------
Total U.S. Dollar Denominated                                      $192,218,913
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $463,300,861)                        $472,186,143
--------------------------------------------------------------------------------

Warrants
================================================================================
                                                           Shares
--------------------------------------------------------------------------------
    United Mexican States, Value Recovery Rights       13,114,000  $       --
--------------------------------------------------------------------------------

Call Options Purchased - 0.6%
================================================================================
                                                 Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)
--------------------------------------------------------------------------------
  Deutsche Marks
    December/1.378                            DEM          35,750  $      2,824
  Italian Lire
    January/1085                              ITL      20,425,125        61,275
  Japanese Bonds
    December/112.062                          JPY         686,000       104,272
   Japanese Yen
    January/69.4                                        7,062,189       607,348
  Swedish Kronor
    February/4.535                            SEK         279,938       501,929
--------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $2,116,870)           $  2,680,776
--------------------------------------------------------------------------------

Put Options Purchased - 0.1%
================================================================================
  Australian Dollars
    January/0.745                             AUD          11,747  $    160,394
  Deutsche Marks
    December/1.510                            DEM          42,330          --
    January/2.230                                          33,896       217,511
--------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $653,258)              $    377,905
--------------------------------------------------------------------------------

Short-Term Obligations - 0.8%
================================================================================
                                                 Principal Amount
Issuer                                              (000 Omitted)        Value
--------------------------------------------------------------------------------
Foreign Denominated - 0.8%
        Mexican Cetes, due 2/15/96            MXP          16,000  $  1,844,240
        Unilever, due 3/11/96                 CZK          50,000     1,783,528
--------------------------------------------------------------------------------
Total Short-Term Obligations (Amortized Cost, $4,210,481)          $  3,627,768
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $470,281,470)                  $478,872,592
--------------------------------------------------------------------------------

Call Options Written - (0.3)%
================================================================================
                                                 Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)
--------------------------------------------------------------------------------
  Australian Dollars
    February/0.763                            AUD           9,064  $    (57,655)
  Deutsche Marks/British Pounds
    January/2.123                             DEM          32,282       (50,070)
  Italian Lire/Deutsche Marks
    August/1125                               ITL      61,372,554    (1,043,333)
--------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $1,281,940)         $ (1,151,058)
--------------------------------------------------------------------------------

Put Options Written - (0.6)%
================================================================================
  Australian Dollars
    January/0.745                             AUD          11,747  $   (160,394)
    February/0.720                                          8,559       (52,302)
  Deutsche Marks
    December/1.560                            DEM          43,731          --
  Italian Lire/Deutsche Marks
    August/1125                               ITL      61,372,554    (2,025,294)
  Japanese Bonds
    December/112.062                          JPY         686,000       (10,290)
    March/107.489                                       2,558,000      (347,888)
  Japanese Yen/Deutsche Marks
    January/72.4                                        7,367,471      (257,861)
--------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $3,313,903)          $ (2,854,029)
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - (6.5)%                            $(28,888,211)
================================================================================
Net Assets - 100.0%                                                $445,979,294
--------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars       ESP = Spanish Pesetas   JPY = Japanese Yen
CAD = Canadian Dollars         FIM = Finnish Markkaa   MXP = Mexican Pesos
CHF = Swiss Francs             FRF = French Francs     NLG = Dutch Guilders
CZK = Czech Republic Korunas   GBP = British Pounds    NZD = New Zealand Dollars
DEM = Deutsche Marks           ITL = Italian Lire      SEK = Swedish Kronor
DKK = Danish Kroner

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
November 30, 1995
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $470,281,470)            $478,872,592
  Foreign currency, at value (identified cost, $1,045,937)            1,091,315
  Net receivable for forward foreign currency
    exchange contracts sold                                          23,521,482
  Premium receivable on options written                                 109,955
  Receivable for investments sold                                    38,004,541
  Receivable for Fund shares sold                                       812,024
  Interest receivable                                                 9,476,728
  Other assets                                                            5,564
                                                                   ------------
      Total assets                                                 $551,894,201
                                                                   ============

Liabilities:

  Cash overdraft                                                   $ 17,133,552
  Payable for investments purchased                                  65,337,235
  Payable for Fund shares reacquired                                    704,021
  Written options outstanding, at value
    (premiums received, $4,595,843)                                   4,005,087
  Net payable for forward foreign currency
    exchange contracts purchased                                     17,968,459
  Net payable for forward foreign currency
    exchange contracts                                                  251,892
  Payable to affiliates -
    Management fee                                                       10,996
    Distribution fee                                                    201,976
    Shareholder servicing agent fee                                       2,030
  Accrued expenses and other liabilities                                299,659
                                                                   ------------
       Total liabilities                                           $105,914,907
                                                                   ------------
 Net assets                                                        $445,979,294
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $396,986,481
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  14,441,806
  Accumulated net realized loss on investments
    and foreign currency transactions                                (6,580,054)
  Accumulated undistributed net investment income                    41,131,061
                                                                   ------------
      Total                                                        $445,979,294
                                                                   ============


Shares of beneficial interest outstanding                           35,912,667
                                                                   ------------

Class A shares:
  Net asset value and redemption price per share
    (net assets of $343,187,811 / 27,541,597 shares of
    beneficial interest outstanding)                                  $12.46
                                                                      ======

   Offering price per share (100/95.25 of net asset value per share)  $13.08
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $90,978,434 / 7,409,698 shares of
    beneficial interest outstanding)                                  $12.28
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $11,813,049 / 961,372 shares of
    beneficial interest outstanding)                                  $12.29
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended November 30, 1995
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $35,141,886
                                                                    -----------
  Expenses -
    Management fee                                                 $  3,991,068
    Trustees' compensation                                               33,872
    Shareholder servicing agent fee (Class A)                           527,652
    Shareholder servicing agent fee (Class B)                           180,312
    Shareholder servicing agent fee (Class C)                            14,585
    Distribution and service fee (Class A)                            1,231,191
    Distribution and service fee (Class B)                              819,598
    Distribution and service fee (Class C)                               97,235
    Custodian fee                                                       424,052
    Printing                                                            113,245
    Postage                                                              67,487
    Auditing                                                             56,059
    Legal                                                                 4,460
    Miscellaneous                                                       238,559
                                                                   ------------
      Total expenses                                               $  7,799,375
    Reduction of expenses by distributor                               (351,769)
    Fees paid indirectly                                                 (9,276)
                                                                   ------------
      Net expenses                                                 $  7,438,330
                                                                   ------------
        Net investment income                                      $ 27,703,556
                                                                   ------------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 29,695,966
    Written option transactions                                       2,087,543
    Foreign currency transactions                                   (25,553,146)
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $  6,230,363
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 14,488,958
    Written options                                                   1,841,730
    Translation of assets and liabilities in foreign currencies       6,728,903
                                                                   ------------
         Net unrealized gain on investments                        $ 23,059,591
                                                                   ------------
           Net realized and unrealized gain on investments
             and foreign currency                                  $ 29,289,954
                                                                   ------------
               Increase in net assets from operations              $ 56,993,510
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended November 30,                                      1995          1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                              $ 27,703,556  $ 25,417,486
  Net realized gain (loss) on investments and
    foreign currency transactions                       6,230,363   (48,681,897)
  Net unrealized gain (loss) on investments and
    foreign currency translation                       23,059,591      (831,027)
                                                     ------------  ------------
      Increase (decrease) in net assets
        from operations                              $ 56,993,510  $(24,095,438)
                                                     ------------  ------------
Distributions declared to shareholders -
  From net investment income (Class A)               $       --    $(38,773,645)
  From net investment income (Class B)                       --      (3,332,371)
  From net investment income (Class C)                       --         (99,440)
  From net realized gain on investments and
    foreign currency transactions (Class A)           (14,380,757)   (9,595,121)
  From net realized gain on investments and
    foreign currency transactions (Class B)            (2,952,759)     (754,139)
  From net realized gain on investments and
    foreign currency transactions  (Class C)             (346,641)         --
                                                     ------------  ------------
      Total distributions declared to shareholders   $(17,680,157) $(52,554,716)
                                                     ------------  ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                   $ 89,711,602  $180,053,701
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                   14,249,917    37,130,247
  Cost of shares reacquired                          (149,551,002) (156,172,084)
                                                     ------------  ------------
    Increase (decrease) in net assets from
      Fund share transactions                        $(45,589,483) $ 61,011,864
                                                     ------------  ------------
        Total decrease in net assets                 $ (6,276,130) $(15,638,290)

Net assets:
  At beginning of year                                452,255,424   467,893,714
                                                     ------------  ------------
  At end of year (including accumulated
    undistributed (distributions in excess of)
    net investment income of $41,131,061 and
    $(7,092,064), respectively)                      $445,979,294  $452,255,424
                                                     ============  ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended November 30,               Year Ended December 31,
                                                    ----------------------------------    ----------------------------------
                                                    1995         1994         1993+++     1992         1991         1990
----------------------------------------------------------------------------------------------------------------------------
                                                    Class A
----------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period               $  11.39     $  13.37     $  11.50    $  12.63     $  12.00     $  11.45
                                                    --------     --------     --------    --------     --------     --------
Income from investment operations# -
    Net investment income [ss]                      $   0.76     $   0.63     $   0.58    $   0.87     $   0.94     $   0.98
    Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                             0.76        (1.17)        1.29       (0.70)        0.67         1.07
                                                    --------     --------     --------    --------     --------     --------
      Total from investment operations              $   1.52     $  (0.54)    $   1.87    $   0.17     $   1.61     $   2.05
                                                    ========     ========     ========    ========     ========     ========
Less distributions declared to shareholders -
    From net investment income                      $   --       $  (1.15)    $   --      $  (1.30)    $  (0.75)    $  (0.95)
    From net realized gain on investments
      and foreign currency transactions                (0.45)       (0.29)        --          --           --          (0.50)
    From paid-in capital                                --           --           --          --          (0.23)       (0.05)
                                                    --------     --------     --------    --------     --------     --------
      Total distributions declared to
        shareholders                                $  (0.45)    $  (1.44)    $   --      $  (1.30)    $  (0.98)    $  (1.50)
                                                    ========     ========     ========    ========     ========     ========
 Net asset value - end of period                     $  12.46     $  11.39     $  13.37    $  11.50     $  12.63     $  12.00
                                                    ========     ========     ========    ========     ========     ========
Total return++                                        13.93%       (4.63)%      17.77%       1.35%       13.42%       17.90%

Ratios (to average net assets)/Supplemental data:
    Expenses##                                         1.51%        1.54%        1.54%       1.53%        1.61%        1.44%
    Net investment income                              6.42%        5.45%        5.66%       6.78%        7.75%        8.06%
Portfolio Turnover                                      277%         358%         179%        163%         208%         220%
Net assets at end of period (000 omitted)           $343,188     $370,110     $443,304    $340,347     $286,089     $145,202


   + Annualized

  ++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October
     1, 1989). If the charge had been included, the results would have been lower.

 +++ For the eleven months ended November 30, 1993.

   #  Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.

  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

 [ss] The distributor waived a portion of the Class A distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                         $   0.74     $   0.62     $   0.58        --           --           --
      Ratio (to average net assets):
          Expenses##                                   1.61%        1.64%        1.57%        --           --           --
          Net investment income                        6.32%        5.35%        5.63%        --           --           --

See notes to financial statements

Financial Highlights - continued

Year ended December 31,                                1989         1988         1987         1986         1985
---------------------------------------------------------------------------------------------------------------------
                                                       Class A
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                   $  11.11     $  11.87     $  11.45     $  10.70     $   9.40
                                                        --------     --------     --------     --------     --------
Income from investment operations -
    Net investment income                               $   1.07     $   0.94     $   0.91     $   0.82     $   0.75
    Net realized and unrealized gain (loss)
      on investments and foreign currency
      transactions                                         (0.26)       (0.42)        1.86         2.35         1.94
                                                        --------     --------     --------     --------     --------
       Total from investment operations                 $   0.81     $   0.52     $   2.77     $   3.17     $   2.69
                                                        ========     ========     ========     ========     ========

Less distributions declared to shareholders -
    From net investment income                          $  (0.47)    $  (0.90)    $  (0.90)    $  (0.82)    $  (0.74)
    From net realized gain on investments
      and foreign currency transactions                     --          (0.32)       (1.40)       (1.52)       (0.65)
    From paid-in capital                                    --          (0.06)       (0.05)       (0.08)        --
                                                        --------     --------     --------     --------     --------
      Total distributions declared
        to shareholders                                 $  (0.47)    $  (1.28)    $  (2.35)    $  (2.42)    $  (1.39)
                                                        ========     ========     ========     ========     ========
Net asset value -- end of period                        $  11.45     $  11.11     $  11.87     $  11.45     $  10.70
                                                        ========     ========     ========     ========     ========
Total return                                                7.27%        3.68%       23.29%       29.36%       28.72%
Ratios (to average net assets)/Supplemental data [ss]:
    Expenses                                                1.42%        1.12%        1.13%        1.17%        1.43%
    Net investment income                                   8.42%        7.91%        7.54%        6.57%        7.45%
Portfolio turnover                                           282%         232%         378%         371%         307%
Net assets at end of period (000 omitted)                $124,935     $190,590     $182,738     $142,183     $ 69,581


 ++  Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October
     1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
===================================================================================================================================
Year Ended November 30,                                            1995         1994          1993*      1995         1994**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class B                               Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                              $  11.32     $  13.35     $  13.22    $  11.31     $  12.30
                                                                   --------     --------     --------    --------     --------
Income from investment operations# -
    Net investment income                                          $   0.65     $   0.56     $   0.07    $   0.66     $   0.50
    Net realized and unrealized gain (loss)
      on investments and foreign currency
      transactions                                                     0.76        (1.19)        0.06        0.77        (1.35)
                                                                   --------     --------     --------    --------     --------
      Total from investment operations                             $   1.41     $  (0.63)    $   0.13    $   1.43     $  (0.85)
                                                                   ========     ========     ========    ========     ========
Less distributions declared to shareholders -
    From net investment income                                     $   --       $  (1.11)    $   --      $   --       $  (0.14)
    From net realized gain on investments
      and foreign currency transactions                               (0.45)       (0.29)        --         (0.45)        --
                                                                   --------     --------     --------    --------     --------


      Total distributions declared
        to shareholders                                            $  (0.45)    $  (1.40)    $   --      $  (0.45)    $  (0.14)
                                                                   ========     ========     ========    ========     ========

Net asset value - end of period                                    $  12.28     $  11.32     $  13.35    $  12.29     $  11.31
                                                                   ========     ========     ========    ========     ========
Total return                                                         13.01%       (5.39)%               4.32%13.11%     (6.92)%

Ratios (to average net assets)/Supplemental data:
    Expenses##                                                        2.33%        2.38%        2.48%       2.26%        2.32%
    Net investment income                                             5.59%        4.81%        4.72%       5.67%        5.06%
Portfolio turnover                                                     277%         358%         179%        277%         358%
Net assets at end of period (000 omitted)                          $ 90,978     $ 73,458       24,590    $ 11,813     $  8,687


  + Annualized.
  * For the period from the commencement of offering of Class B shares, September 7, 1993 to November 30, 1993.
 ** For the period from the commencement of offering of Class C shares, January 3, 1994 to November 30, 1994.
  # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS


(1) Business and Organization
MFS World Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign-currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as rea lized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee agreement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, accumulated undistributed net investment income was increased by $20,519,569, accumulated net realized loss on investments and foreign currency was decreased by $20,773,303, and paid-in capital was increased by $253,734, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,121,348, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.90% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,917 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $108,086 for the year ended November 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $138,167 for the year ended November 30, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is not charged on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B or Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,315 and $2,744 for Class B and Class C shares, respectively, for the year ended November 30, 1995. Fees incurred under the distribution plans during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a share redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $768, and $266,769 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as a shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases       Sales
--------------------------------------------------------------------------------
U.S. Government securities                         $479,566,766    $451,672,386
                                                   ============    ============
Investments (non-U.S. Government securities)       $594,703,805    $608,319,117
                                                   ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 470,281,598
                                                                  =============
Gross unrealized appreciation                                     $  10,612,799
Gross unrealized depreciation                                        (2,021,805)
                                                                  -------------
    Net unrealized appreciation                                   $   8,590,994
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares                        1995                            1994
                                      ---------------------------     ----------------------------
Year Ended November 30,                   Shares           Amount          Shares           Amount
--------------------------------------------------------------------------------------------------
Shares sold                            3,654,873    $  43,257,969       6,994,122    $  83,202,907
Shares issued to shareholders
  in reinvestment of distributions     1,062,150       11,588,708       2,765,118       33,750,055
Shares reacquired                     (9,674,268)    (113,405,139)    (10,416,982)    (120,789,728)
                                      ----------    -------------     -----------    -------------
      Net decrease                    (4,957,245)   $ (58,558,462)       (657,742)   $  (3,836,766)
                                      ==========    =============     ===========    =============

Class B Shares                        1995                            1994
                                      ---------------------------     ----------------------------
Year Ended November 30,                   Shares           Amount          Shares           Amount
--------------------------------------------------------------------------------------------------

Shares sold                            3,283,886    $  38,572,444       7,078,760    $  83,400,018
Shares issued to shareholders
  in reinvestment of distributions       223,471        2,421,082         275,106        3,329,286
Shares reacquired                     (2,588,468)     (30,297,163)     (2,704,874)     (30,935,821)
                                      ----------    -------------     -----------    -------------
      Net increase                       918,889    $  10,696,363       4,648,992    $  55,793,483
                                      ==========    =============     ===========    =============

Class C Shares                          1995                          1994*
                                      ---------------------------     ----------------------------
Year Ended November 30,                   Shares           Amount          Shares           Amount
--------------------------------------------------------------------------------------------------

Shares sold                              670,695    $   7,881,189       1,159,179    $  13,450,776
Shares issued to shareholders
  in reinvestment of distributions        22,172          240,127           4,578           50,906
Shares reacquired                       (499,286)      (5,848,700)       (395,966)      (4,446,535)
                                      ----------    -------------     -----------    -------------
     Net increase                        193,581    $   2,272,616         767,791    $   9,055,147
                                      ==========    =============     ===========    =============

* For the period from the commencement of offering of Class C shares, January 3, 1994 to November 30, 1994.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $5,766.

(7) Financial Instruments

course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1995, is as follows:


Written Option Transactions                              1995 Calls                            1995 Puts
                                                         ----------------------------------    ------------------------------------
                                                         Principal Amounts                     Principal Amounts
                                                              of Contracts                          of Contracts
                                                             (000 Omitted)           Premiums      (000 Omitted)           Premiums
Outstanding, beginning of period -
    Canadian Dollars                                                  --         $       --               13,696       $     71,457
    Deutsche Marks                                                 147,651          1,875,077               --                 --
    Japanese Yen                                                 3,530,848            533,572          2,279,000            244,928
    Swiss Francs/Deutsche Marks                                     21,051             88,635               --                 --
Options written -
    Australian Dollars                                              44,638            408,865             76,302            881,957
    British Pounds                                                  17,912            309,088             16,710            309,088
    Canadian Dollars                                                27,401             57,470             53,065            210,236
    Deutsche Marks                                                 407,496          1,771,250            468,247          3,123,414
    Deutsche Marks/British Pounds                                   45,397            292,360             60,188            205,757
    Italian Lire/Deutsche Marks                                159,715,211          1,565,782        102,517,429          2,731,910
    Japanese Yen                                                21,948,733          5,339,569         69,005,128          7,346,278
    Japanese Yen/Deutsche Marks                                       --                 --            7,367,471            262,659
    Spanish Pesetas/Deutsche Marks                                    --                 --            1,568,959            102,820
    Swedish Kronor/Deutsche Marks                                  221,275            142,925               --                 --
    U.S. Dollars                                                      --                 --               23,000            303,672
Options terminated in closing transactions -
    Australian Dollars                                             (35,574)          (351,213)           (55,996)          (679,072)
    British Pounds                                                 (17,912)          (309,088)              --                 --
    Canadian Dollars                                               (27,401)           (57,470)           (66,761)          (281,693)
    Deutsche Marks                                                 (63,152)          (313,437)          (345,010)        (2,606,042)
    Deutsche Marks/British Pounds                                  (13,115)           (85,169)           (60,188)          (205,757)
    Italian Lire/Deutsche Marks                                       --                 --          (11,827,115)           (88,490)
    Japanese Yen                                               (19,513,894)        (5,191,333)       (66,048,883)        (7,067,440)
    Japanese Yen/Deutsche Marks                                       --                 --                 --                 --
    Spanish Pesetas/Deutsche Marks                                    --                 --           (1,568,959)          (102,820)
    Swedish Kronor/Deutsche Marks                                 (221,275)          (142,925)              --                 --
    U.S. Dollars                                                      --                 --              (23,000)          (303,672)


Written Option Transactions - continued

                                                         1995 Calls                            1995 Puts
                                                         ----------------------------------    ------------------------------------
                                                         Principal Amounts                     Principal Amounts
                                                              of Contracts                          of Contracts
                                                             (000 Omitted)           Premiums      (000 Omitted)           Premiums
Options exercised -
    Deutsche Marks                                             (185,144)         $(1,994,901)             --         $      --
    Italian Lire/Deutsche Marks                                    --                   --         (26,617,260)         (361,933)
    Swiss Francs/Deutsche Marks                                 (21,051)             (88,635)             --                --

Options expired -
    British Pounds                                                 --                   --             (16,710)         (309,088)
    Deutsche Marks                                             (306,851)          (1,337,989)          (79,506)         (357,584)
    Italian Lire/Deutsche Marks                             (98,342,657)            (548,685)       (2,700,500)          (21,688)
    Japanese Yen                                             (5,965,687)            (681,808)       (1,991,245)          (94,994)
                                                            -----------          -----------       -----------       -----------
Outstanding, end of period                                   61,413,900          $ 1,281,940        72,048,062       $ 3,313,903
                                                            ===========          ===========        ==========       ===========
Options outstanding at end of period consist of -
    Australian Dollars                                            9,064          $    57,652            20,306       $   202,885
    Deutsche Marks                                                 --                   --              43,731           159,788
    Deutsche Marks/British Pounds                                32,282              207,191              --                --
    Italian Lire/Deutsche Marks                              61,372,554            1,017,097        61,372,554
    Japanese Yen                                                   --                   --           3,244,000           428,772
    Japanese Yen/Deutsche Marks                                    --                   --           7,367,471           262,659
                                                            -----------          -----------       -----------       -----------
Outstanding, end of period                                   61,413,900          $ 1,281,940        72,048,062       $ 3,313,903
                                                            ===========          ===========        ==========       ===========


At November 30, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                               Net Unrealized
                                                                          Contracts To          Contracts        Appreciation
            Settlement Date                       Deliver/receive       in Exchange for           at Value      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sales       12/07/95-12/20/95   AUD                    45,914,654      $     34,381,315   $     34,082,244   $        299,071
            2/26/96-2/29/96     CAD                    42,701,123            31,150,018         31,416,088           (266,070)
            12/15/95-5/31/96    CHF                    92,289,347            80,957,795         79,462,141          1,495,654
            12/07/95-5/31/96    DEM                   992,115,637           695,963,435        687,187,850          8,775,585
            12/07/95-4/12/96    DKK                   279,358,728            51,122,618         49,922,656          1,199,962
            12/07/95            ESP                 4,400,902,471            35,839,820         35,682,517            157,303
            12/15/95            FIM                    34,491,678             7,840,800          8,027,559           (186,759)
            12/13/95-4/12/96    FRF                   238,563,446            48,115,230         47,821,524            293,706
            1/30/96             GBP                     8,610,439            13,380,622         13,175,977            204,645
            12/07/95-12/21/95   ITL               153,430,211,567            94,900,616         95,876,935           (976,319)
            12/01/95-6/07/96    JPY                47,791,959,698           485,166,550        473,070,604         12,095,946
            12/14/95-1/22/96    NLG                    85,294,895            54,375,909         52,818,453          1,557,456
            12/20/95            NZD                    11,208,000             7,308,176          7,302,516              5,660
            12/14/95-12/21/95   SEK                   607,695,778            91,482,979         92,617,337         (1,134,358)
                                                                       ----------------    ---------------   ----------------
                                                                       $  1,731,985,883   $  1,708,464,401    $    23,521,482
                                                                       ================   ================    ===============
Purchases   12/07/95-2/29/96    AUD                    73,881,659      $     55,373,304   $     54,699,735   $       (673,569)
            2/26/96-2/29/96     CAD                    27,522,036            20,330,207         20,248,928            (81,279)
            12/14/95-2/29/96    CHF                    66,588,776            57,496,513         56,769,585           (726,928)
            1/17/95-2/15/96     CZK                   354,621,819            13,331,436         13,242,891            (88,545)
            12/01/95-5/31/96    DEM                 1,089,782,730           769,315,440        754,929,651        (14,385,789)
            2/29/96-4/12/96     DKK                   314,707,415            57,411,419         56,281,165         (1,130,254)
            12/07/95            ESP                 1,414,515,357            11,119,355         11,468,891            349,536
            12/14/95            FIM                    33,684,095             7,848,221          7,839,300             (8,921)
            4/12/96-5/31/96     FRF                   245,967,801            50,137,688         49,233,135           (904,553)
            12/07/95-1/31/96    ITL               108,213,695,880            67,034,617         67,558,716            524,099
            12/07/95-3/27/96    JPY                46,177,952,655           460,040,957        455,504,387        (4,536,570)
            12/14/95            NLG                    25,636,663            16,371,421         15,849,560           (521,861)
            12/04/95-12/20/95   NZD                    23,428,409            15,499,823         15,275,071           (224,752)
            12/11/95-2/29/96    SEK                   560,329,881            80,735,405         85,176,332          4,440,927
                                                                       ----------------    ---------------   ----------------
                                                                       $  1,682,045,806    $ 1,664,077,347   $    (17,968,459)
                                                                       ================    ===============   ================

     Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded above, amounted to a net payable of $251,892 at November 30, 1995.

     At November 30, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees of MFS Series Trust VII and Shareholders of MFS World Governments Fund:


We have audited the accompanying statement of assets and liabilities of MFS World Governments Fund, including the portfolio of investments, as of November 30, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Governments Fund at November 30, 1995, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                   [Signature of Ernst & Young LLP]



Boston, Massachusetts
January 5, 1996






     ----------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least $50:

    o   send a check with the lower portion of your account statement

    o   contact your financial adviser to purchase shares on your behalf

    o wire additional investments through your bank; call us first for instructions.


MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.


             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968


  For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

IT'S EASY TO CONTACT US

[GRAPHIC OMITTED]
          MFS AUTOMATED INFORMATION

          ACCOUNT INFORMATION:
          Call 1-800-MFS-TALK (1-800-637-8255)
          anytime.


          MARKET OUTLOOK:
          Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

          MFS PERSONAL SERVICE

[GRAPHIC OMITTED]

          ACCOUNT SERVICE:
          Call 1-800-225-2606 any business day
          from 8 a.m. to 8 p.m. Eastern time.


          PRODUCT INFORMATION:
          Call 1-800-637-2929 any business day
          from 9 a.m. to 5 p.m. Eastern time.


          IRA SERVICE:
          Call 1-800-637-1255 any business day
          from 8 a.m. to 6 p.m. Eastern time.

          SERVICE FOR THE HEARING-IMPAIRED:
          Call 1-800-637-6576 any business day
          from 9 a.m. to 5 p.m. Eastern time (TDD required).

          MFS MAILING ADDRESSES

          FOR PERSONAL ACCOUNTS:
          MFS Service Center, Inc.
          P.O. Box 2281
          Boston, MA 02107-9906

          FOR IRA ACCOUNTS:
          MFS Service Center, Inc.
          J.W. McCormack Station
          P.O. Box 4501
          Boston, MA 02101-9817

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

The MFS Family of Funds, shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.


STOCK FUNDS seek growth of capital rather than income through investments in stocks.


STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.


BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.[1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.[1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.[2]

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature[3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S.
    government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS[Registration Mark]


America's Oldest Mutual Fund Group


The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message anytime). This material should be read carefully before investing or sending money.


STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------


BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark]/Foreign & Colonial Emerging Market Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth and Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Asset Allocation Fund[SM]
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------


MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration] Mark Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] WORLD           [DALBAR LOGO]            BULK RATE
GOVERNMENTS FUND                                                 U.S. POSTAGE
                                                                 P A I D
500 Boylston Street                                              PERMIT #55638
Boston, MA 02116                                                 BOSTON, MA

[MFS Logo]


                                                     MWG-2  1/96 40M  20/220/320